The Global Fertilizer Outlook: Implications for North American Retailers by The Mosaic Company AGCO/AgChem Customer Focus Meeting Phoenix, AZ January 26, 2007 Exhibit 99.1

1/24/2007 2
Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private
Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation;
the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall;
actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures, improved cash flow and anticipated time frames for the closures, and the ability to obtain any requisite waivers or amendments from lenders or regulatory agencies with oversight of The Mosaic Company or its phosphate business; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements
This presentation may not be distributed, reproduced, or used without the express written consent of The Mosaic Company.

1/24/2007 3
Take-Aways
Global nutrient demand is on the rise from both:
Traditional food drivers (India case study)
Biofuels development (U.S. ethanol and Brazil biodiesel case studies)
U.S. nutrient use will rebound this year and then trend upward
Record corn acreage
A recovery in application rates
The potential long term impact of biofuels or revving up production agriculture
The supply chain is adjusting to rapid change
More nitrogen imports
Changes in grain and fertilizer flows or unit trains and big barns
Challenges and issues this Spring and beyond

Nutrient demand is on the rise worldwide

1/24/2007 5
Strong demand pull for food and fuel
An increasingly robust outlook for
global nutrient use is powered by the
need to produce more grain and
oilseeds to meet the growing
demands for food and fuel.
Grain and oilseed use outside China
has increased almost 8% or 140
million tonnes during the last three
years.
Steady increases in population and
solid economic growth worldwide is
boosting the demand for food.  In
addition, nearly every energy-deficit or
grain-surplus country is developing a
large biofuels industry in response to
persistently high energy prices.
This analysis excludes China due to
the unreliability of USDA’s estimates
of Chinese grain and oilseed use.
World Less China Grain and Oilseed Use
0.9
1.0
1.1
1.2
1.3
1.4
1.5
1.6
1.7
1.8
1.9
2.0
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Bil Tonnes
Source: USDA

1/24/2007 6
Global grain and oilseed stocks will fall this year
World Less China Grain and Oilseed Stocks
50
100
150
200
250
300
350
400
450
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Mil Tonnes
0%
4%
8%
12%
16%
20%
24%
28%
32%
Percent
Stock Pct of Use
Source: USDA
Farmers around the globe harvested
the third largest crop on record in
2006, but the world will use about 75
million tonnes more grain and
oilseeds than it produced, according
to the latest USDA statistics.
Stocks as a percentage of use will
drop to the third lowest level in recent
history.
This analysis excludes China due to
the unreliability of USDA’s estimates
of Chinese grain and oilseed stocks.

Traditional Demand Drivers – India Case Study

1/24/2007 8
The Indian economy is growing at rapid rates
The Indian economy has grown more than 8% per year during the last four years and most economists project that
India will continue to grow at relatively high rates in the foreseeable future.
Indian GDP Growth Rates
3%
4%
5%
6%
7%
8%
9%
10%
2000 2001 2002 2003 2004 2005 2006
Source:  Global Insight

1/24/2007 9
Indian wheat and rice stocks have declined
India provides a textbook example of the impacts of steady population increases and rapid economic growth on food demand and nutrient use.  Strong economic growth has boosted food demand and that, combined with reforms in the agricultural sector, has resulted in a sharp drawdown of wheat and rice stocks during the last several years.
India Wheat Stocks
0
5
10
15
20
25
80 82 84 86 88 90 92 94 96 98 00 02 04 06
MMT
0%
10%
20%
30%
40%
50%
Percent
Stocks Percent of Use
Source: USDA
India Rice Stocks
0
5
10
15
20
25
30
80 82 84 86 88 90 92 94 96 98 00 02 04 06
MMT
5%
10%
15%
20%
25%
30%
35%
Percent
Stocks Percent of Use
Source: USDA

1/24/2007 10
Indian nutrient use is growing rapidly
India Nutrient Use
0
2
4
6
8
10
12
14
16
18
20
22
24
80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
Fertilizer Year Beginning April 1
MMT
Nitrogen Phosphate Potash
Source: IFA, FAI, Mosaic
Increases in wheat and rice prices
coupled with good monsoon rainfall
during the last few years have fueled
the recent surge in Indian nutrient
demand.
Indian nutrient use will increase
almost 40 percent or six million tonnes
between the 2002/03 and the 2006/07
fertilizer years.
The recent jump in demand has
moved India ahead of the United
States as the second largest nutrient
market in the world following China.

1/24/2007 11
Record or near record Indian urea and DAP imports
India imported record quantities of urea in 2006.  Indian DAP/MAP imports in 2006 were less than the record in 1999, but combined imports in 2005 and 2006 were roughly equal to the record volume imported  in 1998 and 1999.  Urea and DAP imports are projected to remain at high levels in 2007.
India Urea Imports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06E 07F
MMT
Source: IFA and Mosaic
Indian Processed Phosphate Imports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06E 07F
Source:  Fertecon, IFA and Mosaic
MMT
DAP MAP

1/24/2007 12
Increasingly optimistic global demand forecasts
Steady increases in population and
continued strong economic growth,
particularly in large and rapidly
developing countries such as China
and India, are boosting the demand
for more protein-rich and grain-
intensive food.  In addition,
persistently high energy prices are
driving the rapid development of large
biofuels initiatives in nearly every
energy-deficit or grain-surplus country
around the globe.
That combination is fueling an
increasingly strong nutrient demand
outlook worldwide.  For example, the
International Fertilizer Industry
Association (IFA) in December
projected that world nutrient use will
increase more than 4% in 2006 and
another 3% in 2007.
IFA forecasts that global nutrient use
will increase 12 percent or almost 19
million tonnes from 2005 to 2010.
World Nutrient Use
70
80
90
100
110
120
130
140
150
160
170
180
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10
Source:  IFA
MMT
N P2O5 K2O

Biofuels Development – U.S. Ethanol Case Study Lincoln Way Energy Nevada, IA Startup: May 2006 Capacity: 50 Mil Gal Feedstock: Corn

Special Biofuels Edition – December 2006

Mosaic

Market Mosaic

Biofuels not only are powering more vehicles these days but they also are fueling the most optimistic outlook for agriculture since the 1970s. Most energy deficit or grain surplus countries are promoting biofuels initiatives in response to persistently high energy prices. Developments range from oilseed-based biodiesel production in Europe and Southeast Asia to corn- or sugar-based ethanol production in North America and Brazil.

Capital has gushed into biofuels industries around the globe during the past year or so, but recent increases in capital and feedstock costs coupled with moderating energy prices may slow that flow as investors assess the consequences – both intended and unintended – of large scale biofuels developments.

Biofuels are a global phenomenon, but this special edition of Market Mosaic examines in detail only the emerging U.S. biofuels markets. Many of these assessments, however, likely will apply to other countries. This issue describes U.S. ethanol and biodiesel markets and makes a half-dozen assessments about the potential impacts on both energy and agricultural markets.

U.S. Biofuels
An Assessment

ASSESSMENT #1 –

► Biofuels Will Have a *Small but Significant* Impact on U.S. Motor Fuel Supplies

Ethanol

Biofuels will make up a small but significant component of U.S. motor fuel supplies even after the large number of ethanol and biodiesel plants currently under construction or planned come on line during the next few years. U.S. ethanol production is expected to total about 4.9 billion gallons in 2006. That would account for 3.6 percent of projected gasoline use of 137.6 billion gallons this year, assuming all of the ethanol was blended with gasoline to make E10 fuel (10 percent ethanol). – *continued inside*

Special Issue

December 2006

Michael R. Rahm
Vice President
mike.rahm@mosaicco.com
Joseph Fung
Market Analyst
joseph.fung@mosaicco.com

Market Mosaic is a quarterly newsletter published for our customers and suppliers each February, May, August and November by the Market Analysis group of The Mosaic Company. The February and August issues recap our assessment of the near term outlook for global agricultural and crop nutrient markets. The May and November issues provide an in-depth look at topics of special interest to our customers and suppliers. This is a special 12-page issue that describes and assesses the development of biofuels in the United States.

Available online:

www.mosaicco.com

1/24/2007

14

Capital is gushing into the U.S. ethanol industry

Current Plants
Plants Under Expansion
Plants Under Construction
Ethanol Industry Fast Fact
111 Ethanol plants in operation with ...
5.4 Billion gallons of annual capacity
73 Ethanol plants under construction and ...
9 Ethanol plants expansions that will add
6.1 Billion gallons of annual capacity
Renewable Fuel Association, January 11, 2007
U.S. Ethanol Plants

The Renewable Fuels Association counted 111 ethanol plants with combined capacity of 5.4 billion gallons in operation in January 2007. In addition, 73 new plants were under construction and expansions at nine existing plants were in process that will add almost 6.1 billion gallons of new capacity and boost U.S. capacity to 11.5 billion gallons during the next two years.

Mosaic

1/24/2007 15

1/24/2007 16
Exponential increases in U.S. ethanol production
U.S. ethanol production has increased
from 1.6 billion gallons in 2000 to
about 4.9 billion gallons in 2006.
Given the large number of new
projects or expansions under
construction and many other projects
in development, U.S. ethanol
production is forecast to increase
exponentially during the next few
years.
The U.S. Energy Policy Act (EPACT)
mandates renewable fuels production
of 7.5 billion gallons by 2012.  Based
on these estimates, U.S. production
will blow through this mandate within
the next two years.
U.S. Ethanol Production
0
2
4
6
8
10
12
14
16
18
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15
Source:  EIA and Mosaic
Bil Gal
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
Percent
Actual Forecast Percent of Gasoline Use

1/24/2007 17
Significant increases in corn used for ethanol
Each gallon of ethanol requires more
than one-third of a bushel of corn (or
one bushel of corn currently yields
about 2.8 gallons of ethanol).
So, the recent jump in ethanol output
has required more bushels and a
larger percentage of the U.S. corn
crop.  For example, corn used for
ethanol production has increased from
700 million bushels in 2001/02 to a
projected 2.2 billion bushels during
the current crop year.  The
percentage of the corn crop ground
into ethanol has increased from seven
percent just five years ago to 20
percent in 2006/07.
If forecasts for ethanol production are
on target, corn processed into ethanol
will increase about 900 million bushels
to more than three billion bushels in
2007/08 and then climb to 5.5 billion
bushels by 2014/15 and account for
more than 35 percent of projected
U.S. corn production.
U.S. Corn Used for Fuel Ethanol Production
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
01 02 03 04 05 06 07 08 09 10 11 12 13 14
Crop Year Beginning September 1
Bil Bu
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Source: USDA and Mosaic
Actual/Estimate Forecast Percent of Crop

1/24/2007 18
Brazil is in the forefront of biofuel production
Top 10 Ethanol Producing Nations
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
U.S. Brazil China India France Russia Germany South
Africa
Spain U.K.
Bil Gal
All Grades
2005 2004
Source: F.O. Licht
Brazil is the second largest
ethanol producing nation in the
world only after the U.S.
Currently, ethanol accounted for
more than 40% of the total fuel
demand in Brazil.
Brazil has been a pioneer in
ethanol production, well before
1975 when the national fuel
alcohol program (Proálcool) was
established and ethanol began
to be produced from sugarcane.
Since both sugar and ethanol
are produced from sugarcane, a
large number of the existing
plants in Brazil are dual plants.
The Brazilian government is also
mandating 2% biodiesel usage in
the country’s fuel supply by 2007
and 5% over the next few years.
Multinational firms like ADM and
Bunge had plans to build more
biodiesel facilities in Brazil.

BIODIESEL
A ENERGIA DO DESENVOLVIM
BRASIL
UM PAÍS DE TODOS
BRASIL
UM PAÍS DE TODOS
GOVERNO FEDERAL

President Lula at a plant inauguration ceremony

Capacidade Total: 406 MM L/ano
Demanda p/ B2: 800 MM L/ano => B 1,02
AGROPALMA
Belém-Pa
8 milhões L/ano
Palma
Abril/2005
BRASIL ECODIESEL
Floriano-PI
25 milhões L/ano
Mamona
Agosto/2005
Belém
São Luís
Fortaleza
Teresina
Floriano
Cuiabá
Salvador
Jequié
Dom Aquino
Cássia, Iguatama e Barbacena.
Campinas, Charqueadas.
Rolândia
ECOMAT
Cuiabá-MT
8 milhões L/ano
Soja
(Apto p/ iniciar produção)
GRUPO BIOBRÁS
6 usinas
SP, MG, MT e PR
65 milhões L/ano
Girassol, soja e nabo-forrageiro
(Apto p/ iniciar produção)
Disponibilidade de B2 p/ revenda
Base da BR preparada p/ biodiesel
Produtor de biodiesel
PETROCAP
Charqueadas-SP
300 milhões L/ano
Soja
Julho/2005

Mosaic

1/24/2007 20 Biodiesel capacity reached 400 million litres in 2005

1/24/2007 21
Take-Aways
Global nutrient demand is on the rise from both:
Traditional food drivers (India case study)
Biofuels development (U.S. ethanol and Brazil biodiesel case studies)
U.S. nutrient use will rebound this year and then trend upward
Record corn acreage
A recovery in application rates
The potential long term impact of biofuels or revving up production agriculture
The supply chain is adjusting to rapid change
More nitrogen imports
Changes in grain and fertilizer flows or unit trains and big barns
Challenges and issues this Spring and beyond

1/24/2007 22
U.S. corn stocks will decline due to demand growth
U.S. farmers harvested the third
largest corn crop and achieved the
second highest yield on record in
2006, but the harvest will fall short of
projected demand during the 2006/07
crop year by more than 1.2 billion
bushels, according to the most recent
USDA estimates.
As a result, U.S. corn stocks are
projected to drop from 1.97 billion
bushels at the end of 2005/06 to just
752 million bushels at the end of the
2006/07 crop year.  That is just 6.4%
of projected use and the second
lowest percentage since 1970.
U.S. Corn Stocks
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Bil Bu
0
7
14
21
28
35
42
49
56
63
70
Pct of Use
Stocks Pct of Use
Source: USDA

1/24/2007 23
Ethanol is fueling increases in U.S. corn use
Unlike the past, U.S. corn stocks will
fall this year not as a result of a supply
shock but rather due to impressive
growth in corn use during the last few
years.
U.S. corn use has surged during the
last four years, increasing 24% or 2.3
billion bushels from 9.49 billion in
2002/03 to 11.76 billion in 2006/07.
Domestic feed demand is stable at
high levels and U.S. corn exports
remain strong due to steady economic
growth in key import markets, the
decline in Chinese exports and a
weak U.S. dollar.
Increases in  ethanol production,
however, have accounted for most of
the recent growth in U.S. corn use
and projected exponential increases
in ethanol production will fuel even
larger increases in domestic corn use
during the next few years.
U.S. Corn Production and Use
0
1
2
3
4
5
6
7
8
9
10
11
12
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Bil Bu
Feed & Residual Food & Industrial Exports Production
Source: USDA

1/24/2007 24
New Crop Corn: ~ $4.0 bu & $1.6 bu > Last Year
Grain markets are signaling the need
for more production to meet growing
demand.
The 2007 new crop price of corn has
climbed steadily since mid-September
due to strong demand prospects and
downward revisions in the size of this
year’s crop in the United States and
elsewhere.  U.S. farmers harvested
the third largest corn crop on record
this fall, but the harvest will fall short
of projected use by more than one
billion bushels.
The 2007 new crop price of corn
closed on January 23 at $4.03 per
bushel, up about $1.57 per bushel
higher from the new crop price a year
ago.  The new crop price today
exceeds the peak of the new crop
prices during the last bull market in
2003/04.
North American corn producers are
beginning to make planting and crop
input decisions based on strong and
clear price signals.  The market needs
more corn.
New Crop Corn Prices
Daily Close July 1 to June 30
2.2
2.4
2.6
2.8
3.0
3.2
3.4
3.6
3.8
4.0
4.2
0701 0916 1202 0217 0505
MM/DD
$ BU
CBOT 2004Z CBOT 2006Z CBOT 2007Z
Source: CBOT

1/24/2007 25
Modern-era record U.S. corn acreage in 2007
While it is still early to make 2007
acreage forecasts, analysts expect a
sharp rebound in corn acreage this
spring.  A sharply higher new crop
price and lower fuel costs have
improved returns to corn vs. other
crops, especially soybeans, this year.
Most acreage forecasts now are in the
85 to 88 million range.  Peak corn
acreage during the last 35 years or so
was 84.6 million acres in 1976.
We are using 87 million acres of corn
in our nutrient demand forecasts.
U.S. Corn Planted Acreage
55
60
65
70
75
80
85
90
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Mil Acres
Source: USDA and Mosaic
Lo  Hi
2007

1/24/2007 26
New Crop Beans: ~ $7.8 bu & $1.7 bu > Last Year
The rally in corn and wheat markets is
beginning to spill over into the oilseed
complex.  Oilseeds will need to fight
with corn and wheat for area next
spring.
The 2007 new crop price of soybeans
has increased $1.67 per bushel since
mid-September.  The November 2007
contract closed on January 23 at
$7.79 per bushel, up $1.74 per bushel
from the new crop price a year earlier.
This significant rally in oilseed prices
is good news for Brazilian soybean
and western Canadian canola
farmers.
New Crop Soybean Prices
Daily Close July 1 to June 30
5.0
5.5
6.0
6.5
7.0
7.5
8.0
0701 0916 1202 0217 0505
MM/DD
$ BU
CBOT 2004X CBOT 2006X CBOT 2007X
Source: CBOT

1/24/2007 27
U.S. nutrient use is projected to increase 10%
After large declines during the last
two years, U.S. nutrient use is
projected to rebound 10% to 22.4
million tons in 2006/07.
This forecast assumes U.S. farmers
will plant 87 million acres of corn this
spring and will boost nutrient
application rates in response to
higher crop prices.
U.S. Nutrient Use
15
16
17
18
19
20
21
22
23
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
Fertilizer Year Ending June 30
Source: AAPFCO and Mosaic

1/24/2007 28
The impact of corn prices
U.S. Phosphate Application Rates on Corn vs. Corn Prices
80
85
90
95
100
105
110
92 93 94 95 96 97 98 99 00 01 02 03 04 05
Source:  USDA and CBOT
Index
2.00
2.25
2.50
2.75
3.00
3.25
3.50
$ BU
Application Rate Index (1988-92=100) New Crop Price (AMJ Average)
Both phosphate and potash application rates on corn are positively correlated with the price of corn.

1/24/2007 29
The impact of corn prices
Annual statistics since 1992 indicate that farmers invest to rebuild  phosphate and potash levels in their soil and to guard against potential yield loses when corn prices and farm income increase to high levels.
Potash Application Rates on Corn vs. Corn Prices
1992-2005
y = 10.363x + 65.326
R
2
= 0.5424
84
86
88
90
92
94
96
98
100
102
2.20 2.30 2.40 2.50 2.60 2.70 2.80 2.90 3.00 3.10 3.20 3.30
AMJ Average of New Crop Price

1/24/2007 30
The impact of corn prices
U.S. Phosphate and Potash Demand Forecasts
Fertilizer Year:  2006/07
Corn Acreage:   87 Million
Unit:  1000 Tons Nutrient
Corn Application Rate Scenario Phosphate Potash
Partial Recovery 4.59 5.17
Pct Chg from Last Year 10.2% 11.8%
Recovery to 2004 Levels 4.66 5.26
Pct Chg from Last Year 11.9% 13.7%
Model Forecast for $3.75 bu Corn Price 4.86 5.45
Pct Chg from Last Year 16.7% 17.8%

1/24/2007 31
Perspective on U.S. phosphate demand forecasts
U.S. phosphate use peaked at 5.63 million tons P2O
5
in 1976/77 or more than one million tons more than our forecast for 2006/07.  In 1977, U.S. farmers planted about 365 million acres to the 20 or so principle crops and seeded more than 75 million acres of wheat.  Today, most analysts project that total acreage will “rebound” about 322 million acres in 2007, or a decline of more than 40 million acres from 30 years ago, and wheat acreage will increase to more than
61 million acres, or a drop of 14 million acres from 1977.
U.S. Phosphate Use
3.50
3.75
4.00
4.25
4.50
4.75
5.00
5.25
5.50
5.75
70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
Fertilizer Year Ending June 30
Actual or Estimate 2004 Rate on Corn Model Rate on Corn
Source: AAPFCO and Mosaic

1/24/2007 32
Perspective on U.S. potash demand forecasts
U.S. potash use peaked at 6.32 million tons K2O
in 1980/81 or almost 1.2 million tons more than our forecast for
2006/07.  In 1981, U.S. farmers planted more than 370 million acres to the 20 or so principle crops and seeded more than 88 million acres of wheat.  Today, most analysts project that total acreage will “rebound” about 322 million acres in 2007, or a decline of more than 48 million acres from 1981, and wheat acreage will increase to more than 61 million acres, or a drop of 27 million acres from 1981.
U.S. Potash Use
3.50
3.75
4.00
4.25
4.50
4.75
5.00
5.25
5.50
5.75
6.00
6.25
6.50
70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
Fertilizer Year Ending June 30
Actual or Forecast 2004 Rate on Corn Model Rate on Corn
Source: AAPFCO and Mosaic

1/24/2007 33
A recovery and then more stable U.S. nutrient use
We estimate that U.S. nutrient demand declined about 8% in 2005/06.  Estimated use last year was the lowest since
1988/89.  U.S. demand is projected to increase almost 10% in 2006/07 due to a jump in corn acreage (to 87 or more million acres) and a recovery in nutrient application rates.
Further increases in planted corn acreage and application rates are projected to drive up U.S. nutrient use to the 23 million ton range by 2009/10.  Demand is expected to remain relatively stable at this high level due to the large amount of corn used for ethanol production.
U.S. Nutrient Use
15
16
17
18
19
20
21
22
23
24
70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12
Fertilizer Year Ending June 30

1/24/2007 34
Take-Aways
Global nutrient demand is on the rise from both:
Traditional food drivers (India case study)
Biofuels development (U.S. ethanol and Brazil biodiesel case studies)
U.S. nutrient use will rebound this year and then trend upward
Record corn acreage
A recovery in application rates
The potential long term impact of biofuels or revving up production agriculture
The supply chain is adjusting to rapid change
More nitrogen imports
Changes in grain and fertilizer flows or unit trains and big barns
Challenges and issues this Spring and beyond

1/24/2007 35
Imports have filled the gap
U.S. Nitrogen Use
0
3
6
9
12
15
18
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06E 07F
Fertilizer Year Ending June 30
Mil ST N
0
15
30
45
60
75
90
Percent
Net Imports Total Use Imports as Percent of Use
Source: TFI and Mosaic
Imports accounted for more
than 60% of U.S. total
nitrogen use last year, up
from 10%-15% just 10 years
ago.
Imports again will account
for about 60% of U.S.
nitrogen use in 2006/07

1/24/2007 36
Imports of all three major products have increased
US Ammonia Imports from Offshore Sources
0
1
2
3
4
5
6
7
8
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06E 07F
Fertilizer Year Ending June 30
Mil ST
Source: USDC and Mosaic
US UAN Imports from Offshore Sources
0.0
0.3
0.6
0.9
1.2
1.5
1.8
2.1
2.4
2.7
3.0
3.3
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06E 07F
Fertilizer Year Ending June 30
Mil ST
Source: USDC and Mosaic
US Urea Imports from Offshore Sources
0.0
1.0
2.0
3.0
4.0
5.0
6.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06E 07F
Fertilizer Year Ending June 30
Mil ST
Source: USDC and Mosaic
Despite concerns about logistical bottlenecks, imports of
all three major nitrogen products have increased to record
levels.
Ammonia and Urea imports are forecast to stay at high
levels again this year due to good demand prospects and
increases in domestic production.

Investments in U.S. Nitrogen Import Terminals

Portland
Sacramento
Stockton
Trois-Rivieres
Montreal
Contrecouer
Sarnia
Newark
Philadelphia
Baltimore
Norfolk
Wilmington
Charleston
Savannah
Brunswick
Houston
Galveston
New Orleans
Gramercy
Baton Rouge
Tampa

1/24/2007 37

Investments in "Big Barns" and Unit Train Capability

BNSF system
CN system
CPRS system
CSXT system
NS system
UP system
Other system

1/24/2007
38

1/24/2007 38
At Mosaic, we are partnering with customers to develop innovative programs ranging from future price determined (or FPD) sales contracts to freight optimization strategies that create value.
Investments in import terminals, high speed unit train load-outs, “big barn” retail warehouses with unit train receiving capabilities are the prime examples of how players all along the supply chain are squeezing out inefficiencies and creating value.
This increasingly cluttered map shows the number of “big barn” retail locations that are capable of receiving unit trains of fertilizer directly from a domestic plant or import terminal.

Ross *
Milton
Rugby
Grand Forks
MN
Boyle
ND
Alton
Ulen
Kindred
Craven
Grebner
Milbank *
Selby
Holloway
SD
Wolsey
Ruthton
Mitchell *
Split Rock
Beardsley
Worthing
IA
Marion
NE
Oakland *
Templeton
Bayard
Aurora *
Creston
Yuma *
Loomis *
Tamora *
CO
Concorida
KS
Hutchinson *
Ensign

State	Location	Capacity (tons)	Opened/ Expected Completion
IA	Creston	20,000	Oct. 2004
	Bayard	24,000	Jan. 2006
	Templeton	22,000	Jun. 2006
KS	Ensign	24,000	Jan. 2005
	Concorida	24,000	Nov. 2005
MN	Holloway	38,000	Nov. 2001
	Ulen	36,000	Nov. 2003
	Ruthton	20,000	Jan. 2006
ND	Boyle	10,000	Oct. 2000
	Grand Forks	20,000	Jan. 2004
	Alton	20,000	Apr. 2004
	Rugby	16,000	Dec. 2004
	Milton	17,500	Jan. 2005
	Kindred	20,000	Oct. 2005
SD	Split Rock	12,500	Sep. 1999
	Beardsley	22,500	Sep. 2000
	Wolsey	33,000	May. 2002
	Selby	14,250	Jan. 2003
	Marion	27,000	Feb. 2004
	Worthing	18,500	Mar. 2004
	Craven	32,000	Nov. 2004
	Grebner	34,000	Jan. 2005
	Total	**505,250**	
CO	Yuma *	18,000	Dec. 2006
KS	Hutchinson *	20,000	Dec. 2006
ND	Ross *	20,000	Nov. 2006
NE	Tamora *	47,000	Dec. 2006
	Oakland *	28,000	Dec. 2006
	Loomis *	29,000	Dec. 2006
	Aurora *	24,000	May. 2007
SD	Mitchell *	18,400	Sep. 2006
	Milbank *	43,000	Nov. 2006
	Total	**247,400**	

* facilities under construction

Mosaic

1/24/2007 39 The BNSF Dry Fertilizer Unit Train Network

1/24/2007 39
This is a more detailed map that shows the network of facilities developed by retailers in conjunction with the BNSF railroad.
There are 22 “big barn” facilities in operation today with more than one-half million tons of storage capacity in this region.  In addition, there are nine facilities with almost one-quarter million tons of storage capacity under construction today.
Retailers have invested significant capital in “big barn” warehouses and unit train receiving capabilities in this region.  These same dealers also need to invest in the human capital and to partner with the right suppliers in order to manage the new risks created by these investments.
Many dealers are “betting the farm” or at least “betting the south 40” each time they fill these sheds with urea or MAP.  They need to pick the right partner who can offer risk management tools and optimize transportation and storage options at these facilities.
I can assure you that Mosaic is the right partner for your nitrogen, phosphate and potash needs.

1/24/2007 40
Take-Aways
Global nutrient demand is on the rise from both:
Traditional food drivers (India case study)
Biofuels development (U.S. ethanol and Brazil biodiesel case studies)
U.S. nutrient use will rebound this year and then trend upward
Record corn acreage
A recovery in application rates
The potential long term impact of biofuels or revving up production agriculture
The supply chain is adjusting to rapid change
More nitrogen imports
Changes in grain and fertilizer flows or unit trains and big barns
Challenges and issues this Spring and beyond

1/24/2007 41
Spring 2007 shipping challenges (January analysis)
North American Domestic Shipments
Key Solid Fertilizer Products
Actual Projected
Shipments Shipments 06/07 Shipments 06/07
Fert Year Jul-Jun Jul-Dec % Chg Dec-Jun % Chg.
2002/03 30,744 14,560 -11% 16,185 15%
2003/04 32,468 15,896 -18% 16,572 12%
2004/05 30,989 14,965 -13% 16,023 16%
2005/06 27,987 13,587 -4% 14,400 29%
2006/07 F 31,571 13,019 na 18,552 na
3-yr Avg 30,481 14,816 -12% 15,665 18%
1000 tons of urea, DAP, MAP, TSP, MES, and MOP
We are growing increasingly concerned about the ability of the U.S. transportation and logistics system to deliver the tonnage required to meet projected demand this year.  Shipments of the main solid fertilizer products during the first six months of the fertilizer year (Jul-Dec) were off 4% from the low levels of last year and were off almost 20% from
2003/04 (the best analog year).
If our demand forecasts are on target, this analysis indicates shipments during the last six months of the fertilizer year
(Jan-Jun) would have to exceed levels of last year by almost 30% and those of 2003/04 by more than 10% (with fewer domestic nitrogen and phosphate plants in operation today).  The likelihood of spot shortages this spring increases each month that domestic shipments fail to pick up.  Urea is the most problematic of the solid fertilizer products.

1/24/2007 42
The U.S. fertilizer industry – where is it headed?
U.S. Fertilizer Industry:  1990, 2000, Today and in the Future
1990 2000 Current 2015
Ammonia
   Total Capacity (1000 tons NH3) 15,388 19,954 13,001 ?
   Number of Firms 26 27 12 ?
   Number of Facilities 38 42 22 ?
Phosphoric Acid
   Total Capacity (1000 tons P2O
5
) 12,134 13,699 10,601 ?
   Number of Firms 17 12 7 ?
   Number of Facilities 21 20 13 ?
Source: IFDC and Mosaic
Capacity on January 1

1/24/2007 43
Mosaic’s Commitment
A reliable supplier of competitively priced, high quality crop nutrients to distributors serving the large (and now growing!)
North
American market
A partner to help squeeze inefficiencies
out of the supply chain
and to plan
for the challenges created by a “revved up” and
changing agricultural sector in North America

The Global Fertilizer Outlook: Implications for North American Retailers by The Mosaic Company AGCO/AgChem Customer Focus Meeting Phoenix, AZ January 26, 2007 Thank You!

1/24/2007 44 Thank you for your time. I really look forward to working with you now and in the future.